CMA(R) [LOGO]

CMA ARIZONA
MUNICIPAL MONEY FUND

--------------------------------------------------------------------------------
Semi-Annual Report

September 30, 2000
--------------------------------------------------------------------------------

[LOGO] Merrill Lynch

TO OUR SHAREHOLDERS:

For the six-month period ended September 30, 2000, CMA Arizona Municipal Money Fund paid shareholders a net annualized yield of 3.51%.* As of September 30, 2000, the Fund's 7-day yield was 3.87%.

Economic Environment

Arizona's economy continued to grow rapidly during the six months ended September 30, 2000. According to the latest Department of Economic Statistics' employment numbers, growth in the state has actually reaccelerated. After growing by 4.1% for all of 1999, Arizona's employment was up 4.7% for the first half of 2000. Moreover, nearly every industry experienced healthy growth, led by the service industry, which now accounts for more than half of the jobs created in the state. This continued strength in Arizona's job market has produced strong income growth and improved credit conditions, causing the number of bankruptcies per capita to fall below the national average. Consequently, retail sales were up 10.5% over last year for the first half of 2000 and up 9.9%, excluding autos. After almost two years of decline, the state's manufacturing sector is finally on its way to recovery. For example, from January 2000 through June 2000 manufacturing employment in the state rose 1.7%, its highest level since October 1998 when problems with Asian economies first occurred. Likewise, in the greater Phoenix area manufacturing employment also increased in June, the first month-over-month increase since November 1998.

Arizona continues to experience strong population growth, contributing to strong demand for housing as well as growth in the service and trade industries. Net migration into Arizona did slow somewhat in 1999, but still contributed to more than 60% of the state's population growth. Specifically, Maricopa County, which is the largest county in the state, has been the nation's fastest growing in terms of population over the past decade. Its population of 2.8 million is up 35% from the last census and is equal to 60% of the statewide total. This migration has also kept construction employment strong, which, while slowing from the rapid rates of growth in the past few years, was up 4.9% over the first half of the year.

Additionally, Arizona exports grew 23% in the first quarter of 2000 as compared to a year ago, nearly twice the increase of 12.5% seen nationwide. While Mexico continues to be the number one destination for Arizona products, strong growth in sales to Singapore (up 112%) and the United Kingdom (up 56%) were also noted. In respect to product category, aircraft and spacecraft exports led the way as sales increased 67% during the first half of the year. Finally, during July Governor Jane Dee Hull signed an education bill that will be placed on the November ballot for public approval. The bill requires a new education sales tax that would divide funding among issues such as higher teacher salaries, smaller classroom sizes and technology development.

Investment Strategy

CMA Arizona Municipal Money Fund began the six-month period ended September 30, 2000 with a relatively bearish position. This was because variable rate demand products traditionally outperform fixed rate products in April and May as a result of outflows during tax time. Nonetheless, we anticipated moving the Fund to a more neutral stance by June, given our opinion that tighter monetary policy,

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

which was causing US equity markets to weaken, would soon have a negative impact on the domestic economy. It was also the case that the lack of short-term tax-exempt issuance and traditional cash inflows in early June and July caused variable rate products to underperform fixed rate products. Conversely, as the period began a number of economic indicators, including strong retail sales and housing activity, reflected a still-healthy US economy, while the nation's unemployment rate dropped to 3.9% in April. Thus, we delayed the Fund's extension in response to these factors.

On May 16, 2000, the Federal Reserve Board tightened monetary policy by increasing the Federal Funds rate 50 basis points (0.50%) from 6.00% to 6.50%. Given this significant tightening of monetary policy, we then looked to move to the more neutral stance anticipated at the beginning of the period. For the six-month period ended September 30, 2000, the state of Arizona's issuance totaled $81.1 million. As we entered the second half of the period, an increasing portion of the economic data began to reflect a domestic economy that was softening. For example, in both July and August the change in non-farm payrolls was significantly weaker than expected, decreasing 108,000 and increasing only 53,000, respectively. The battered equity indexes also had trouble rebounding from their lows as the Dow Jones Industrial Average fell over 5%, while the NASDAQ Composite Index lost almost 15% of its value. Inflation also stayed in check as both the consumer and producer price indexes recorded negative values during the month of August. Given this backdrop for the domestic economy, we believed that a moderate slowdown could be at hand. Thus, during the remainder of the period we continued to move to a slightly more aggressive position when prudent. We accomplished this primarily in July and August when the traditional increase in fixed rate issuance provided an opportunity to lock in attractive yields. This strategy allowed the Fund to perform on average relative to its peer group during the period, as measured by IBC's Money Fund Report.

In Conclusion

We thank you for your support of CMA Arizona Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Darrin J. SanFillippo

Darrin J. SanFillippo
Vice President and Portfolio Manager

October 26, 2000

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CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2000                  (IN THOUSANDS)

=======================================================================================================================
              Face
State        Amount                                        Issue                                                Value
-----------------------------------------------------------------------------------------------------------------------
Arizona--   $ 3,000    Arizona Agriculture Improvement and Power District, Electric System Revenue
98.9%                  Bonds (Salt River Project), CP, 4.25% due 12/07/2000 .................................  $  3,000
              5,000    Arizona Agriculture Improvement and Power District Electric System, Revenue
                       Refunding Bonds (Salt River Project), Series A, 5.50% due 1/01/2001 ..................     5,013
                       Arizona Educational Loan Marketing Corporation, Educational Loan Revenue
                       Bonds, VRDN, AMT, Series A (a)(c):
              5,400       5.55% due 3/01/2015 ...............................................................     5,400
              3,900       5.50% due 12/01/2020 ..............................................................     3,900
              2,400    Arizona Health Facilities Authority, Hospital System Revenue Bonds (Northern
                       Arizona Healthcare), VRDN, Series B, 5.50% due 10/01/2026 (a)(c) .....................     2,400
                       Arizona Health Facilities Authority Revenue Bonds, VRDN (a):
             15,000       (Arizona Healthcare Pooled Finance), Series A, 5.60% due 6/01/2030 ................    15,000
              1,700       (Arizona Volunteer Hospital Federation), Series A, 5.50% due 10/01/2015 (d) .......     1,700
                290       (Arizona Volunteer Hospital Federation), Series B, 5.50% due 10/01/2015 (d) .......       290
              9,000    Arizona School District, TAN (Financing Program), COP, 4.875% due 7/31/2001 ..........     9,039
              2,785    Central Arizona Water Conservation District, Contract Revenue Bonds, Series B,
                       6.50% due 5/01/2001 (f) ..............................................................     2,874
              1,625    Chandler, Arizona, IDA, IDR (Red Rock Stamping Company Project), VRDN, AMT,
                       5.70% due 2/01/2020 (a) ..............................................................     1,625
              5,900    Cochise County, Arizona, Pollution Control Corporation, Solid Waste Disposal
                       Revenue Bonds (Arizona Electric Power Cooperative Inc. Project), AMT,
                       4.35% due 3/01/2001 ..................................................................     5,900
                       Coconino County, Arizona, Pollution Control Corporation Revenue Bonds, VRDN,
                       AMT (a):
             18,600       (Arizona Public Service Co.-- Navajo Project), Series A, 5.65% due 10/01/2029 .....    18,600
              5,900       (Arizona Public Service Co. Project), 5.70% due 11/01/2033 ........................     5,900
              4,000       (Arizona Public Service Co. Project), Series A, 5.55% due 12/01/2031 ..............     4,000
              4,000    Eloy, Arizona, IDA, Revenue Bonds (Marley Cooling Project), VRDN, AMT,
                       5.70% due 8/01/2020 (a) ..............................................................     4,000
              2,000    Flagstaff, Arizona, IDA, IDR (Joy Cone Company Project), VRDN, AMT,
                       4.50% due 4/01/2019 (a) ..............................................................     2,000
              6,880    Maricopa County, Arizona, GO, Refunding, 6.25% due 7/01/2001 (d) .....................     6,974
                       Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding
                       (Southern California Edison Company -- Paloverde), CP, Series E:
              8,550       4.20% due 10/13/2000 ..............................................................     8,550
              6,500       4.55% due 10/13/2000 ..............................................................     6,500
              2,950    Maricopa County, Arizona, Unified School District Number 41, Gilbert, COP,
                       4.60% due 1/01/2001 (e) ..............................................................     2,952
              3,000    Mesa, Arizona, GO, Refunding, 6% due 7/01/2001 (b) ...................................     3,035
=======================================================================================================================

Portfolio Abbreviations for CMA Arizona Municipal Money Fund

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
CP       Commercial Paper
GO       General Obligation Bonds
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
S/F      Single-Family
TAN      Tax Anticipation Notes
VRDN     Variable Rate Demand Notes

--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2000 (CONCLUDED)      (IN THOUSANDS)

=======================================================================================================================
              Face
State        Amount                                        Issue                                                Value
-----------------------------------------------------------------------------------------------------------------------
Arizona                Mesa, Arizona, Municipal Development Corporation, Special, CP, Series A:
(concluded) $ 3,200       4.25% due 10/05/2000 ..............................................................  $  3,200
              1,200       4.25% due 10/11/2000 ..............................................................     1,200
              2,600       4.30% due 10/11/2000 ..............................................................     2,600
              1,700       4.20% due 10/20/2000 ..............................................................     1,700
              4,500    Phoenix, Arizona, Civic Improvement Corporation, Excise Tax Revenue Bonds
                       (Apartment Improvements), Subordinated, VRDN, AMT, 5.60% due 6/01/2020 (a) ...........     4,500
                       Phoenix, Arizona, IDA, M/F Housing Revenue Bonds, VRDN (a):
              1,000       (Bell Square Apartments Project), 5.90% due 6/01/2025 .............................     1,000
              8,420       (Mariners Pointe Apartments Project), AMT, Series A, 5.95% due 10/01/2023 .........     8,420
                       Phoenix, Arizona, IDA, M/F Housing Revenue Refunding Bonds, VRDN (a):
              6,750       (Copper Palms Apartments Project), 5.70% due 2/01/2030 ............................     6,750
              6,345       (Lynwood Apartments Project), 5.52% due 10/01/2025 ................................     6,345
              4,000       (Paradise Lakes Apartments Project), 5.90% due 7/01/2025 ..........................     4,000
              2,985    Phoenix, Arizona, IDA, Revenue Bonds (Laich Industries Corp. Project), VRDN,
                       AMT, 5.70% due 9/01/2016 (a) .........................................................     2,985
              2,500    Phoenix, Arizona, IDA, Revenue Refunding Bonds (VAW of America Inc.), VRDN,
                       5.75% due 2/01/2012 (a) ..............................................................     2,500
              1,500    Pima County, Arizona, IDA, IDR, Refunding (Brush Wellman Inc. Project), VRDN,
                       5.55% due 9/01/2009 (a) ..............................................................     1,500
                       Pima County, Arizona, IDA, M/F Housing Revenue Refunding Bonds, VRDN (a):
              6,790       (Eastside Place Apartments Project), 5.55% due 5/01/2027 ..........................     6,790
              5,000       (La Cholla Apartments Project), 5.60% due 12/01/2025 ..............................     5,000
              1,100    Tucson and Pima County Arizona, IDA, S/F Mortgage Revenue Refunding Bonds
                       (Mortgage Backed Securities Program), AMT, Series 1C, 4.70% due 7/03/2001 ............     1,100
              1,000    Tucson, Arizona, Airport Authority Inc., Special Revenue Bonds (LearJet Inc.),
                       VRDN, AMT, Series A, 5.75% due 9/01/2028 (a) .........................................     1,000
              2,455    Tucson, Arizona, IDA, IDR (Fluoresco Old Nogales Project), VRDN, AMT,
                       5.75% due 8/01/2025 (a) ..............................................................     2,455
                965    Tucson, Arizona, IDA, Revenue Bonds (Geronimo Building Renovation),
                       4.125% due 12/14/2000 ................................................................       965
              9,400    University of Arizona, COP (Student Union Bookstore), VRDN, Series B,
                       5.40% due 6/01/2024 (a)(b) ...........................................................     9,400
              3,725    Yuma, Arizona, IDA, M/F Housing Revenue Refunding Bonds (El Encanto
                       Apartments), VRDN, Series A, 4.50% due 11/01/2008 (a) ................................     3,725
              2,000    Yuma County, Arizona, IDA, IDR (Meadowcraft Inc. Project), VRDN, AMT,
                       5.75% due 11/01/2012 (a) .............................................................     2,000
-----------------------------------------------------------------------------------------------------------------------
                       Total Investments (Cost -- $197,787*) -- 98.9% .......................................   197,787
                       Other Assets Less Liabilities -- 1.1% ................................................     2,289
                                                                                                               --------
                       Net Assets -- 100.0% .................................................................  $200,076
                                                                                                               ========
=======================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2000.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d)   FGIC Insured.
(e)   FSA Insured.
(f)   Prerefunded.
 *    Cost for Federal income tax purposes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2000
================================================================================

Assets:
Investments, at value (identified cost -- $197,786,630) ...............................................               $ 197,786,630
Cash ..................................................................................................                      82,547
Interest receivable ...................................................................................                   1,421,739
Prepaid registration fees and other assets ............................................................                     985,399
                                                                                                                      -------------
Total assets ..........................................................................................                 200,276,315
                                                                                                                      -------------
Liabilities:
Payables:
 Investment adviser ...................................................................................    $80,760
 Distributor ..........................................................................................     53,155          133,915
                                                                                                           -------
Accrued expenses and other liabilities ................................................................                      66,525
                                                                                                                      -------------
Total liabilities .....................................................................................                     200,440
                                                                                                                      -------------
Net Assets ............................................................................................               $ 200,075,875
                                                                                                                      =============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares authorized ..................               $  20,015,901
Paid-in capital in excess of par ......................................................................                 180,143,044
Accumulated realized capital losses -- net ............................................................                     (83,070)
                                                                                                                      -------------
Net Assets -- Equivalent to $1.00 per share based on 200,159,010 shares of beneficial
interest outstanding ..................................................................................               $ 200,075,875
                                                                                                                      =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000
================================================================================

Investment Income:
Interest and amortization of premium earned .................                   $4,579,601

Expenses:
Investment advisory fees ....................................   $539,070
Distribution fees ...........................................    134,677
Accounting services .........................................     42,298
Professional fees ...........................................     21,241
Registration fees ...........................................     13,670
Custodian fees ..............................................      9,818
Transfer agent fees .........................................      9,778
Printing and shareholder reports ............................      7,544
Pricing fees ................................................      2,020
Trustees' fees and expenses .................................        560
Other .......................................................      1,398
                                                                --------
Total expenses ..............................................                      782,074
                                                                                ----------
Investment income -- net ....................................                    3,797,527
Realized Loss on Investments -- Net .........................                      (25,753)
                                                                                ----------
Net Increase in Net Assets Resulting from Operations ........                   $3,771,774
                                                                                ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                                                   For the Six        For the Year
                                                                                                   Months Ended          Ended
                                                                                                   September 30,        March 31,
Increase (Decrease) in Net Assets:                                                                     2000               2000
------------------------------------------------------------------------------------------------------------------------------------
Operations:
Investment income -- net ...................................................................      $   3,797,527       $   5,855,356
Realized loss on investments -- net ........................................................            (25,753)             (6,941)
                                                                                                  -------------       -------------
Net increase in net assets resulting from operations .......................................          3,771,774           5,848,415
                                                                                                  -------------       -------------
Dividends to Shareholders:
Dividends to shareholders from investment income -- net ....................................         (3,797,527)         (5,855,356)
                                                                                                  -------------       -------------
Beneficial Interest Transactions:
Net proceeds from sale of shares ...........................................................        367,058,986         768,553,021
Value of shares issued to shareholders in reinvestment of dividends ........................          3,797,537           5,855,375
                                                                                                  -------------       -------------
                                                                                                    370,856,523         774,408,396
Cost of shares redeemed ....................................................................       (397,964,670)       (761,209,229)
                                                                                                  -------------       -------------
Net increase (decrease) in net assets derived from beneficial interest transactions ........        (27,108,147)         13,199,167
                                                                                                  -------------       -------------
Net Assets:
Total increase (decrease) in net assets ....................................................        (27,133,900)         13,192,226
Beginning of period ........................................................................        227,209,775         214,017,549
                                                                                                  -------------       -------------
End of period ..............................................................................      $ 200,075,875       $ 227,209,775
                                                                                                  =============       =============

See Notes to Financial Statements.

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CMA ARIZONA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
================================================================================

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended                  For the Year Ended March 31,
                                                             September 30,      ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                          2000             2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period ..............            $   1.00         $   1.00      $   1.00      $   1.00      $   1.00
                                                               --------         --------      --------      --------      --------
Investment income -- net ..........................                 .02              .03           .03           .03           .03
Realized gain (loss) on investments -- net ........                  --+              --+           --+           --+           --+
                                                               --------         --------      --------      --------      --------
Total from investment operations ..................                 .02              .03           .03           .03           .03
                                                               --------         --------      --------      --------      --------
Less dividends from investment income -- net ......                (.02)            (.03)         (.03)         (.03)         (.03)
                                                               --------         --------      --------      --------      --------
Net asset value, end of period ....................            $   1.00         $   1.00      $   1.00      $   1.00      $   1.00
                                                               ========         ========      ========      ========      ========
Total Investment Return ...........................                3.51%*           2.80%         2.73%         3.05%         2.86%
                                                               ========         ========      ========      ========      ========
Ratios to Average Net Assets:
Expenses ..........................................                 .72%*            .71%          .73%          .74%          .76%
                                                               ========         ========      ========      ========      ========
Investment income -- net ..........................                3.51%*           2.76%         2.69%         2.99%         2.80%
                                                               ========         ========      ========      ========      ========
Supplemental Data:
Net assets, end of period (in thousands) ..........            $200,076         $227,210      $214,018      $213,277      $169,551
                                                               ========         ========      ========      ========      ========

*     Annualized.
+     Amount is less than $.01 per share.

      See Notes to Financial Statements.

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CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS
================================================================================

1. Significant Accounting Policies:

CMA Arizona Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office

--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
================================================================================

personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 2000, the Fund had a net capital loss carryforward of approximately $57,000, of which $6,000 expires in 2004, $30,000 expires in 2005, $6,000 expires in 2006, $5,000 expires in 2007 and $10,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES
================================================================================

Terry K. Glenn -- President and Trustee
Ronald W. Forbes -- Trustee
Cynthia A. Montgomery -- Trustee
Charles C. Reilly -- Trustee
Kevin A. Ryan -- Trustee
Roscoe S. Suddarth -- Trustee
Richard R. West -- Trustee
Arthur Zeikel -- Trustee
Edward D. Zinbarg -- Trustee
Vincent R. Giordano -- Senior Vice President
Edward J. Andrews -- Vice President
Peter J. Hayes -- Vice President
Kenneth A. Jacob -- Vice President
Steven T. Lewis -- Vice President
Darrin J. SanFillippo -- Vice President
Kevin A. Schiatta -- Vice President
Helen Marie Sheehan -- Vice President
Donald C. Burke -- Vice President and Treasurer
Phillip Gillespie  -- Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
      262-4636].

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Arizona
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                                          #16714 -- 9/00

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